Exhibit 99.1

Hertz Investor Presentation Deutsche Bank Global Auto Industry Conference January 15, 2013 Detroit, MI

Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward looking, such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “seek”, “will”, “may”, “opportunity”, “target” or other words that relate to future events, as opposed to past or current events. Forward-looking statements are based on the then-current expectations, forecasts and assumptions of our management and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the sections of our annual report on Form 10-K for the year ended December 31, 2011 entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” Copies of these reports are available from the Securities and Exchange Commission, our website or our Investor Relations department. We cannot assure you that the assumptions under any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We caution prospective purchasers not to place undue reliance on forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements contained herein and in our annual and quarterly reports described above.

Disclosure on Financials in Presentation Amounts shown in this presentation, unless otherwise indicated, are for Hertz Global Holdings, Inc., (HGH), the ultimate parent company of The Hertz Corporation (THC). GAAP and non-GAAP profitability metrics for THC, the wholly owned operating subsidiary, are different from those of HGH. During 2006, the results of HGH and THC varied primarily due to the $1.0 billion loan facility on the books of HGH which was repaid with the proceeds from HGH’s initial public offering. In 2007, THC had lower total expenses than HGH primarily due to $2.0 million of secondary offering costs incurred at the HGH level. In 2009, 2010 and 2011 and the nine-month period ending September 30, 2012, HGH also had interest expense relating to the 5.25% Convertible Senior Notes issued in May and June 2009. Other minor differences in the various profit metrics for HGH and THC, presented on both a GAAP and non-GAAP basis, exist relating to additional audit fees and interest income relating to additional cash on had at the HGH level.

TRANSFORMING HERTZ

TRANSFORMING HERTZ Investment Proposition

A Market Leader with the Most Diversified Offering Worldwide Equipment Rental Revenue $1.3B Off-Airport Revenue $2.7B Leasing/ Fleet Mgmt Revenue $0.5B LTM Q3:12 Total Revenue +7.3%; Adj. Pre-tax Income +45.8% Construction Revenue $0.5B Fragmented Revenue $0.5B Industrial Revenue $0.3B Worldwide Rental Car Revenue $7.4B Airport Revenue $4.2B Total Hertz $8.7B

Worldwide Rental Car Revenue1 $8.8B Total Hertz + DTG1 $10.1B A Market Leader with the Most Diversified Offering Worldwide Equipment Rental Revenue $1.3B Off-Airport Revenue $2.7B Leasing/ Fleet Mgmt Revenue $0.5B Construction Revenue $0.5B Fragmented Revenue $0.5B Industrial Revenue $0.3B LTM Q3:12 Revenue1 with DTG 16% higher 1 Calculated as HGH + DTG, less Advantage (as reported) Airport Revenue 1 $5.6B

A Market Leader with Geographic Diversity U.S. & Canada Corporate Revenue = $7.9B 32,100 Employees 4,900 Locations Europe / MEA Corporate Revenue = $1.7B 6,200 Employees 1,100 Locations Latin America Corporate Revenue = $0.1B 500 Employees 100 Locations Corporate Asia Pacific Corporate Revenue = $0.4B 1,800 Employees 100 Locations Hertz + Dollar Thrifty1 Revenue Locations Corporate $10.1B 6,200 Franchised $4.8B 4,500 Total Network $14.9B 10,700 Hertz + Dollar Thrifty1 Note: Revenue is LTM 9/30/12 1 Calculated as HGH + DTG, less Advantage (as reported)

Revenue Back to Peak Level ($ in billions) HERC still $440M below 2007 peak RAC $480M above 2007 peak CAGR +7% Despite Headwinds in Europe and Slower HERC Recovery Hertz standalone

All Pieces In Place For Transformation NEW HERC END MARKETS LEASING OFF AIRPORT RENTAL CAR LEISURE BRAND TECHNOLOGY USED CAR SALES

All Pieces In Place For Transformation Next Step: Optimize Strategies; Maximize Profit & Cash Flow

Strategic Revenue Drivers Rental Car Off Airport Equipment Rental Rental Car Leisure Segment Insurance Replacement Technology Non-res Construction Recovery Tuck-in Acquisitions Each with Double-Digit Growth Potential

U.S. Off Airport Rental Car

HTZ Revenue Mix Q3:12



Replacement 38%
Retail 43%
Business 19%

- $11B off-airport rental car market*
- Hertz share at only ~12% represents significant potential growth

Greatest incremental revenue growth opportunity:

- Capture share in insurance replacement; double digit growth over last 2 years
  - Recession proof business
- Offer 24/7 rentals "in your neighborhood" Hertz On Demand
- Broaden network coverage; targeting 300+ net new locations annually
- Locations 2007 = 1,580 vs. 2012E = 2,500; +58%

*Auto Rental News 2012 & Company Reports

Hertz

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U.S. Off Airport Rental Car Strong Margin Contribution Longer rentals & lower cost structure drive off-airport margins (Per Transaction Day) Mature Off Airport Location Average Airport Location Comparison Labor Costs $4.09 $4.47 8% lower DOE $18.54 $28.00 34% lower SG&A $1.63 $3.12 48% lower Utilization 84.3% 82.1% 220 bps higher Off Airport Margin Analysis – Locations Open > 2 Years Lower RPD Low cost infrastructure Longer length rental Video kiosks drive down labor costs; reduce need for brick & mortar expansion Rapidly expanding by co-locating with body shops, hotels, etc.

Premium Mid-Tier Value U.S. Rental Car Leisure Segment Fastest growing U.S. airport markets Limited Commercial Exposure Market Size $6.5B 2yr Rev CAGR +3.4% Market Size $4.9B 2yr Rev CAGR +4.8% Market Size $0.5B 2yr Rev CAGR +23.2% Note: Market data from U.S. airport concession reports 2yr CAGR is 2012E vs. 2010 $11B Total U.S. Airport Market Similar strategy planned for European leisure market

Rental Car Leisure Brand Markets Served Mid-tier Value Leisure Total Rental Car Locations 1,580 Avg. Corp. RAC Fleet Units* 113,800 LTM* Corporate Revenue $1.6B (60% Dollar/ 40% Thrifty) LTM* Corporate EBITDA $327M LTM* Corp. EBITDA Margin 21% * LTM 9/30/12 Fills a Mid-Tier Gap for Hertz U.S. airport leisure business as % of HTZ WW RAC revenue to significantly increase Multiple strategic options to address corporate and leisure business Instant scale in mid-tier value segment: established brand, airport infrastructure Leverage Thrifty’s global brand strength by expanding internationally

WWHERC contributed 54% of total company EBITDA in 2007; only 35% in 2012 2007 peak revenue $1.76B; EBITDA $834M LTM Q3:12 actual revenue $1.32B; EBITDA $540M U.S. industrial market leads equipment rental recovery +7% YoY and -12% vs. 2007 U.S. non-res construction industry awaiting recovery -10% YoY and -38% from 2007 Equipment Rental Growth Drivers FY:12 FY:07 Construction 37% 50% Industrial 27% 20% Fragmented 36% 30% Hertz N.A. Revenue Mix Recovery of Non-Res Construction Source: McGraw-Hill Source: IIR U.S. Non-res Construction Starts

Investments Drive Future Profit 2010-2012 Investment ~$240M 11 acquisitions; one joint venture completed since 2010 Tuck – In Acquisitions Fleet Capital Utilization improvement will reduce future fleet growth requirements Refreshed fleet New fleet for new-industry penetration 2010-2012 gross fleet investment ~$1.7B resulted in higher price and market share Price and Volume Growth (reflects seasonality)

Profitability Trend Accelerates Cash Flow Adjusted Pre-tax Margin Forecast to Increase at least 14%-15% by 2014 ($ in millions) Adjusted Pre-tax Adjusted Pre-tax Margin Total company adjusted pre-tax income CAGR of 62.5% since 2009 LTM Q3:12 total profit +29% over 2007 peak level Europe RAC profit 69% below peak WW HERC profit 45% below peak Growth Opportunity Consolidated Hertz

Hertz

Cash Flow Improvement

Cash Flow from Operations

($ in billions)

	2009	2010	2011	YTD Q3:11	YTD Q3:12
Cash flow from operations	$1.69	$2.21	$2.23	$1.65	$2.13
One-time items (call premiums / HYN refinancing int. pmt timing)	-	-	0.10	0.10	-
Cash flow from oper. excl. one-time items	$1.69	$2.21	$2.33	$1.75	$2.13

DTG and lower overall fleet investment requirements will drive future corporate cash flow:

- HERC fleet growth: 2013E relatively flat vs. increasing over past 3 years
- RAC fleet growth: 2013E stabilizing / declining due to initiatives: risk fleet, remarketing channels, and higher utilization
- DTG: positive cash flow + synergies more than offset incremental interest expense
- Non-fleet capital: increasing as we invest in technology and facility streamlining – slight offset to cash flow

Expect 2013 Corporate Cash Flow of ~$400M

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Cash Flow Acceleration Improved Profit & Margin Better Capital Management Revenue Growth Fleet Management Lean Six Sigma Asset Light Technology-led Expansion Franchising Improved Balance Sheet

Better Fleet Management Drives Returns Reduces cost of sale, improves sale price, keeps cars on rent longer % of Total Hertz Vehicle Sales Alternative Resale Channels Purchasing scale Fleet Efficiency Improvement LTM Q3:12 Avg. WW RAC Fleet Units HTZ 638,400 DTG 113,800 Total 752,200 Even reducing size for shared fleet, cost leverage will be significant DTG 2012 94% risk mix 64% auction sales Incremental Profit Opportunity Incremental Return vs. Auction

Lean Six Sigma Productivity Improvements Leveraging Lean Six Sigma across operations Corporate culture of operational excellence More than 225 black, yellow and green belts deployed worldwide Expanding Lean Six Sigma “Lighthouse” program to off-airport rental car locations Annual gross cost savings of ~$250M targeted ($ in millions) Employee productivity 25 consecutive quarters of YoY improvement Employee Efficiency * Cumulative Cost Savings FY 2012E

Higher Return Investments Technology & Innovation Cutting-edge rental kiosk technology Enables rapid expansion of off-airport network Expands hours of operation to virtually 24/7 Increases productivity, enhances customer experience and improves revenue management Reducing costs while enhancing customer experience Video Kiosks Virtual rental experience Reduces brick & mortar investment Hertz On Demand

Accelerating Cash Flow Generation

Franchising

Franchised ~$135M of annualized corporate revenue worldwide over last 2 years

Rental Car

- Australia[1]
- Italy[1]
- Switzerland
- Memphis
- Dayton

Emil Frey

PENSKE

Equipment Rental

- Afghanistan
- Chile

Strategic Plan

- **Continue to expand white space**
- **Opportunistically convert corporate locations**

[1] Select cities & markets franchised

Hertz

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Strong Balance Sheet Primary 2013 Maturities² $229M UK Capital Lease Facilities – 1Q³ $899M Donlen – 4Q $600M DTG US VFN – 3Q No meaningful near-term maturities ¹ Pro forma debt maturity profile as of 12/31/12. Pro forma adjustments include the Dollar Thrifty acquisition, this HVF 2013-1 Note offering, and refinancing of US HVF Series 2009-1 VFN and Australian Securitization to March 2014 and December 2014, respectively. Also includes extension of maturity of Donlen GN Funding II Variable Funding Notes to December 2013 ² Pro forma for issuance of $575 million HVF 2013-1 Notes, which are assumed to be used to repay $461 million of HVF 2013 MTN maturities with the balance paying down the HVF VFN ³ Refinancing in process 4 2018 includes pro forma effect of Hertz’s Incremental Term Loans incurred in November 2012 in connection with the Dollar Thrifty acquisition 5 2020 and 2022 include pro forma effect of Hertz’s Senior Notes issued in October 2012 in connection with the Dollar Thrifty acquisition 6 Hertz Global Holdings, Inc. 5 5 4 Primarily $475mm HGH 6 Convertible Notes Manageable Leverage (LTM 9/30/12) Corp. Debt/Corp. EBITDA (with synergies) HTZ PF HTZ 3.1x 3.3x Fleet Debt (1)(2) Corporate Debt Favorable Debt Maturity Profile (1) Sustainable Liquidity

All Pieces In Place For Transformation Next Step: Optimize Strategies; Maximize Profit & Cash Flow

2013 First Look

Acquisition Assumptions

- Advantage Divestiture
  - EBITDA divested:
    - 2012 Corporate EBITDA ~$30M
    - 2013E Corporate EBITDA ~$50M
- DTG Divestitures
  - EBITDA divested:
    - 2013E Corporate EBITDA ~$20M
- Cost Synergies & Cadence
  - Cost synergy $200M potential
  - 2013E to realize 40%-50% of total
- Incremental cash interest expense ~$100M
  - Related to acquisition financing

General Assumptions YoY

- European revenue ~ flat
- U.S. commercial airport pricing expected down
- U.S. RAC depr. per unit flat to down 1-2%
- HERC EBITDA flow thru ~55%
- HERC gross fleet capex down ~20%
- Tax rate updated to 35%, reflecting DTG acquisition
- Share count
  - Q1 = 422M shares
  - Q2-Q4 = 455M shares
  - FY = 455 shares
- Corporate cash flow positive

Hertz

27

Fourth Quarter 2012 Update Europe continues to be more challenging than expected No macro recovery in sight, despite expectation of easier comps U.S. airport leisure pricing positive during holiday weeks Commercial pricing pressure continued Expect neutral effect from DTG transaction in Q4 Advantage divested Stub operating period $13M higher interest expense Estimated FY share count of 450 million FY calculated by adding back Q1 dilution

TRANSFORMING HERTZ Investment Proposition

The following non-GAAP measures and terms were used in the presentation: Non-GAAP Measures and Terms EBITDA Corporate EBITDA Adjusted Pre-Tax Income Definitions, reconciliations and importance of the non-GAAP measures are provided in the slides or in the appendices of the presentation

Key Definitions EBITDA* Income (loss) before income taxes plus depreciation, amortization and other purchase accounting, interest (net of interest income) and impairment charges, less noncontrolling interest. Corporate EBITDA* EBITDA less car rental fleet interest and car rental fleet depreciation, plus non-cash expenses and charges and certain other non-recurring expenses. Adjusted Pre-Tax Income* Adjusted pre-tax income is calculated as income before income taxes and noncontrolling interest plus non-cash purchase accounting charges, non-cash debt charges and certain one-time charges and non-operational items. * “EBITDA”, “Corporate EBITDA” and “Adjusted Pre-Tax Income“ are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

Non-GAAP Reconciliations Corporate EBITDA ($ in millions) Twelve Months Ended September 30, 2012 Car Rental Income before income taxes $ 831.3 Depreciation, amortization and other purchase accounting 2,020.9 Interest, net of interest income 325.3 EBITDA 3,177.5 Adjustments: Car rental fleet interest (308.2) Car rental fleet depreciation (1,862.3) Non-cash expenses and charges 45.4 Extraordinary, unusual or non-recurring gains and losses 36.5 Corporate EBITDA $ 1,088.9 0.0 Equipment Rental Income (loss) before income taxes $ 146.2 Depreciation, amortization and other purchase accounting 330.6 Interest, net of interest income 48.0 EBITDA 524.8 Adjustments: Extraordinary, unusual or non-recurring gains and losses 15.0 Corporate EBITDA $ 539.8 0.0 Other Reconciling Items Loss before income taxes $ (393.9) Depreciation, amortization and other purchase accounting 13.8 Interest, net of interest income 260.6 Noncontrolling Interest (5.1) EBITDA (124.6) Adjustments: Non-cash expenses and charges 26.6 Extraordinary, unusual or non-recurring gains and losses 27.3 Corporate EBITDA $ (70.7) Consolidated Income (loss) before income taxes $ 583.6 Depreciation, amortization and other purchase accounting 2,365.3 Interest, net of interest income 633.9 Noncontrolling Interest (5.1) EBITDA 3,577.7 Adjustments: Car rental fleet interest (308.2) Car rental fleet depreciation (1,862.3) Non-cash expenses and charges 72.0 Extraordinary, unusual or non-recurring gains and losses 78.8 Corporate EBITDA $ 1,558.0

Non-GAAP Reconciliations Adjusted Pre-tax Income (Loss) ($ in millions) Twelve Months Ended September 30, 2012 Car Rental Total Revenues $ 7,395.6 Total Expenses 6,564.3 Income before income taxes 831.3 Adjustments: Purchase accounting 57.5 Non-cash debt charges 44.0 Restructuring charges 26.5 Restructuring related charges 10.0 Derivative gains (0.1) Adjusted pre-tax income $ 969.2 Equipment Rental Total Revenues $ 1,318.0 Total Expenses 1,171.8 Income before income taxes 146.2 Adjustments: Purchase accounting 40.8 Non-cash debt charges 4.7 Restructuring charges 15.9 Restructuring related charges (0.9) Adjusted pre-tax income $ 206.7 Other Reconciling Items Total Revenues $ 2.5 Total Expenses 396.4 Loss before income taxes (393.9) Adjustments: Purchase accounting 4.0 Non-cash debt charges 40.0 Restructuring charges 0.6 Restructuring related charges 1.9 Derivative (gains) losses 0.0 Acquisition related costs 24.8 Management transition costs 0.0 Adjusted pre-tax loss $ (322.6) Consolidated Total Revenues $ 8,716.1 Total Expenses 8,132.5 Income before income taxes and noncontrolling interest 583.6 Adjustments: Purchase accounting 102.3 Non-cash debt charges 88.7 Restructuring charges 43.0 Restructuring related charges 11.0 Derivative gains (0.1) Acquisition related costs 24.8 Management transition costs 0.0 Adjusted pre-tax income $ 853.3

Non-GAAP Reconciliations Corporate EBITDA ($ in millions) Year Ended December 31, 2007 Car Rental Income before income taxes $ 468.6 Depreciation, amortization and other purchase accounting 1,856.6 Interest, net of interest income 436.8 EBITDA 2,762.0 Adjustments: Car rental fleet interest (427.8) Car rental fleet depreciation (1,695.4) Non-cash expenses and charges 64.2 Extraordinary, unusual or non-recurring gains and losses 38.7 Corporate EBITDA $ 741.7 Equipment Rental Income (loss) before income taxes $ 308.5 Depreciation, amortization and other purchase accounting 380.6 Interest, net of interest income 146.3 EBITDA 835.4 Adjustments: Non-cash expenses and charges 2.7 Extraordinary, unusual or non-recurring gains and losses (4.0) Corporate EBITDA $ 834.1 Other Reconciling Items Loss before income taxes $ (390.3) Depreciation, amortization and other purchase accounting 5.9 Interest, net of interest income 292.3 Noncontrolling Interest (19.7) EBITDA (111.8) Adjustments: Non-cash expenses and charges 35.3 Extraordinary, unusual or non-recurring gains and losses 42.2 Corporate EBITDA $ (34.3) Consolidated Income (loss) before income taxes $ 386.8 Depreciation, amortization and other purchase accounting 2,243.1 Interest, net of interest income 875.4 Noncontrolling Interest (19.7) EBITDA 3,485.6 Adjustments: Car rental fleet interest (427.8) Car rental fleet depreciation (1,695.4) Non-cash expenses and charges 102.2 Extraordinary, unusual or non-recurring gains and losses 76.9 Corporate EBITDA $ 1,541.5

Importance of Non-GAAP Measures EBITDA and Corporate EBITDA provide investors with supplemental measures of operating performance and liquidity. Corporate EBITDA provides supplemental information utilized in the calculation of the financial covenants under Hertz’s senior credit facilities. Management uses EBITDA and Corporate EBITDA as performance and cash flow metrics for internal monitoring and planning purposes, including the preparation of Hertz’s annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions. These measures are important to allow Hertz to evaluate profitability and make performance trend comparisons between Hertz and its competitors. Management also believes that EBITDA and Corporate EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industries. EBITDA is also used by management and investors to evaluate our operating performance exclusive of financing costs and depreciation policies. EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating Hertz’s operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of Hertz’s financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities. Adjusted pre-tax income is important to management because it allows management to assess operational performance of our business, exclusive of the items mentioned above. It also allows management to assess the performance of the entire business on the same basis as the segment measure of profitability. Management believes that it is important to investors for the same reasons it is important to management and because it allows investors to assess the operational performance of the Company on the same basis that management uses internally.